Prospectus supplement dated November 10, 2020
to the following prospectus(es):
Key All American Gold and Key Future dated May 1, 2020
Key Choice dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are hereby made to the prospectus:
(1)	At a meeting on October 27, 2020, the Board of Trustees (the "Board") of the Victory Variable Insurance Funds approved a plan of liquidation (the "Plan of Liquidation") pursuant to which the Victory Variable Insurance Funds - Diversified Stock Fund: Class A Shares (the "Fund") will be liquidated and dissolved (the "Liquidation"). The Liquidation is expected to occur on or about December 28, 2020 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•	Effective on or about November 11, 2020, the Fund will no longer be available for purchase or exchanges by new investors.
•	Through the end of business on or about December 18, 2020, the Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders.
•	At any time before the Liquidation Date, shareholders may redeem their shares at the NAV of such shares pursuant to the procedures set forth in the prospectus.
•	On or about the Liquidation Date, the assets of the Fund will be transferred to the Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (the "Acquiring Fund") and the Fund will be dissolved.
•	Distribution of liquidation proceeds, if any, to Fund shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.
•	On or about the Liquidation Date, any and all references in the prospectus to the Fund are deleted and replaced with the Acquiring Fund.
(2)	Effective on or about the Liquidation Date, the underlying mutual fund is removed from the bulleted list on the cover of the prospectus:
•	Victory Variable Insurance Funds - Victory Variable Insurance Diversified Stock Fund: Class A
Accordingly, Appendix A: Sub-Account Information is amended as follows:
Victory Variable Insurance Funds – Victory Variable Insurance Diversified Stock Fund: Class A
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective December 18, 2020
Investment Advisor:	Victory Capital Management, Inc.
Investment Objective:	Long-term growth of capital.
PROS-2020-231
1